                                                                    EXHIBIT 10.1

                              CONSENT AND AMENDMENT
                          DATED AS OF NOVEMBER 17, 2000

        This CONSENT AND AMENDMENT (this "Agreement") is among CORRECTIONS CORPORATION OF AMERICA (formerly known as Prison Realty Trust, Inc.), a Maryland corporation (the "Borrower"), the subsidiaries of the Borrower party to the Credit Agreement referred to below (collectively, the "Subsidiary Guarantors"), the Lenders (as defined below), and LEHMAN COMMERCIAL PAPER INC. ("LCPI"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

        1. The Borrower, the Subsidiary Guarantors, the Lenders, and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of August 4, 1999, by and among the Borrower, the Subsidiary Guarantors, the lenders party thereto (the "Lenders"), the Administrative Agent, Societe Generale, as documentation agent, Lehman Brothers Inc., as advisor, book manager and lead arranger, The Bank of Nova Scotia, as syndication agent, and Southtrust Bank (formerly known as Southtrust Bank, N.A.), as co-agent (as amended by that certain Waiver and Amendment, dated as of June 9, 2000, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

        2. The Borrower has informed the Lenders that it wishes to engage in certain CCA Entity Transactions that require the consent of the Required Lenders and the Required Tranche C Term Lenders, including, without limitation, the Service Company Agreements, as defined below (collectively, the "Transactions").

        3. The Borrower has requested that the Required Lenders and the Required Tranche C Term Lenders (i) consent to the Transactions and (ii) agree to certain amendments to the Credit Agreement, as more particularly described below.

        4. Subject to the terms and conditions set forth below, and in consideration of certain agreements of the Borrower and the other Credit Parties set forth herein, the Required Lenders and the Required Tranche C Term Lenders are willing to agree to the consents and amendments described below.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. For purposes of this Agreement, the following terms shall have the meanings set forth below:

        a. "Amendment Effective Date" means the date on which all of the conditions precedent to the effectiveness of this Agreement have been satisfied.

        b. "Service Company A Amendment" means the amendment, to be effective as of September 29, 2000, of that certain Administrative Services Agreement by and between Service Company A and Management Sub, dated as of January 1, 1999, whereby the parties thereto will agree: (i) to increase, as of January 1, 2000, the administrative services fee paid by Service Company A to Management Sub from $260,000 per month to $450,000 per month; and (ii) to include, as of January 1, 2000, a monthly payment to Management Sub by Service Company A for the use of the name "Corrections Corporation of America" in an amount equal to 2.0% of Service Company A's monthly management revenues, all in form and substance satisfactory to the Administrative Agent.

        c. "Service Company Agreements" means the Service Company A Amendment, the Service Company B Amendment, the Service Company A Settlement Agreement, and the Service Company B Settlement Agreement.

        d. "Service Company B Amendment" means the amendment, to be effective as of September 29, 2000, of that certain Administrative Services Agreement by and between Service Company B and Management Sub, dated as of January 1, 1999, whereby the parties thereto will agree: (i) to increase, as of January 1, 2000, the administrative services fee paid by Service Company B to Management Sub from $260,000 per month to $450,000 per month; and (ii) to include, as of January 1, 2000, a monthly payment to Management Sub by Service Company B for the use of the name "Corrections Corporation of America" in an amount equal to 2.0% of Service Company B's monthly management revenues, all in form and substance satisfactory to the Administrative Agent.

        e. "Service Company A Settlement Agreement" means that certain settlement agreement between the Borrower and Service Company A, dated as of September 29, 2000, whereby Service Company A agrees to pay the Borrower $6,000,000 in exchange for a full indemnity by the Borrower for any and all liabilities incurred by Service Company A in connection with the settlement or disposition of a litigation known as Prison Acquisition Company, LLC vs. Prison Realty Trust, Inc., et. al., in form and substance satisfactory to the Administrative Agent.

        f. "Service Company B Settlement Agreement" means that certain settlement agreement between the Borrower and Service Company B, dated as of September 29, 2000, whereby Service Company B agrees to pay the Borrower $6,000,000 in exchange for a full indemnity by the Borrower for any and all liabilities incurred by Service Company B in connection with the settlement or disposition of a litigation known as Prison Acquisition Company, LLC vs. Prison Realty Trust, Inc., et. al., in form and substance satisfactory to the Administrative Agent.

     2. Consents. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Credit Parties set forth in this Agreement, the Required Lenders and Required Tranche C Term Lenders hereby consent to the following transactions:

        a. the Service Company A Amendment;

        b. the Service Company B Amendment;

        c. the Service Company A Settlement Agreement; and

        d. the Service Company B Settlement Agreement.

     3. Amendments to Credit Agreement. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Credit Parties set forth in this Agreement, the Borrower, the Required Lenders and the Required Tranche C Term Lenders hereby agree to the following amendments to the Credit Agreement:

        a. The Credit Agreement is hereby amended by deleting each reference to the term "Rights Offering" therein, including without limitation, in Sections 3.3(b)(ii), 6.15, 7.22, 8.18 and 9.1(v), and replacing each such reference with the term "Capital Raising Event".

        b. Schedule 6.15 to the Credit Agreement is hereby deleted in its entirety and replaced with the revised Schedule 6.15 attached hereto as Exhibit A.

        c. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

           1. ""Capital Raising Event" means any combination of the following transactions, which together result in Net Cash Proceeds to the Borrower of at least $100,000,000: (i) an offering made by the Borrower to its then-current common shareholders through the distribution of rights to purchase shares of common stock of the Borrower (based on each shareholder's then-current pro rata share of the Borrower's common stock);
     (ii) an offering by the Borrower of common or preferred stock (other than Disqualified Stock); (iii) an issuance of Subordinated PIK Debt (provided that, anything else in this Agreement to the contrary notwithstanding (including, without limitation, Sections 3.3(b)(ii), 7.22 and 8.18), the Net Cash Proceeds of any issuance of Subordinated PIK debt shall be immediately applied to repay the Loans in the order and in accordance with the procedures set forth in Section 3.3(b)(iii)); or (iv) certain sales of assets of the Borrower including, without limitation, the Headquarters Sale-Leaseback, but excluding the Agecroft Securitization, in each case in form and substance satisfactory to the Administrative Agent (provided that, anything else in this Agreement to the contrary notwithstanding (including, without limitation, Sections 3.3(b)(ii), 7.22 and 8.18), the Net Cash Proceeds of any such asset sales shall be immediately applied to repay the Loans in the order and in accordance with the procedures set forth in
     Section 3.3(b)(iii)); provided that, in the case of each of (i) - (iv) above, (x) each such transaction shall be consummated in accordance with all applicable federal and state laws, and (y) the proceeds of each such transaction shall be applied in accordance with the terms and conditions of this Agreement (including, without limitation, as set forth above in this definition."

           2. ""Consent and Amendment" means that certain Consent and Amendment, dated as of November 17, 2000, among the Borrower, certain of the Borrower's subsidiaries, the Lenders, and the Administrative Agent."

           3. ""Restructuring Charges" means (i) non-recurring charges or extraordinary items applied in accordance with SAB No. 100, EITF 94-3, FAS No. 121, or APB No. 120, as applicable; (ii) severance package payments accrued through and including March 31, 2001; and (iii) fees paid to management consultants, financial consultants and other professionals (including legal fees), provided that such fees shall be limited to $1,600,000, in the aggregate, for the fiscal quarter ending December 31, 2000, and $1,500,000, in the aggregate, for each fiscal quarter thereafter, in each case only to the extent that such fees, extraordinary items, non recurring charges, and severance package payments are directly related to the restructuring of the corporate and capital structure of the Consolidated Parties."

           4. ""Subordinated PIK Debt" means unsecured, subordinated, non-guaranteed Indebtedness of the Borrower containing terms and conditions reasonably satisfactory to the Administrative Agent, provided that, in any event, (i) such Indebtedness shall be subordinated in right of payment to the Loans hereunder in a manner satisfactory to the Administrative Agent,
     (ii) such Indebtedness shall have a maturity date at least one year later than the final maturity of the Senior Notes, and (iii) payments of principal and interest under such Indebtedness shall be made only in kind and not in cash or any other assets of the Borrower or any other Credit Party, provided that the terms of such Subordinated PIK Debt may provide for the payment of principal and interest in cash upon the repayment in full in case of all amounts outstanding under this Agreement and the other Credit Documents in accordance with the terms hereof and thereof."

        d. Section 1.1 is hereby further amended as follows:

           1. The definition of "Management Sub" is hereby amended by adding the phrase "CCA of Tennessee, Inc., a Tennessee corporation and" immediately preceding the words "the wholly-owned" in the first line thereof.

           2. The definition of "LTM Post Merger EBITDA" is hereby amended by deleting the phrase "Section 7.11(b)" and replacing it with the phrase "Section 7.11(i)" in the second line thereof.

           3. The definition of "Post Merger EBITDA" is hereby amended by adding the phrase "and (v) Restructuring Charges for such period, to the extent permitted by GAAP," immediately preceding the words "in each case to the extent" in the twelfth line thereof.

           4. The definition of "Post Merger Interest Coverage Ratio" is hereby amended by adding the phrase "for the twelve month period ending on such date," immediately preceding the words "the ratio of Post Merger EBITDA" in the second line thereof.

           5. The definition of "Rights Offering" is hereby deleted in its entirety.

           6. The definition of "Service Company Mergers" is hereby amended by adding the words "or Management Sub (with the applicable Service Company Sub or Management Sub as the servicing entity)" immediately following the words "applicable Service Company Subs" in the second line thereof. For the avoidance of doubt, to the extent that either or both of Service Company A or Service Company B merges with and into Management Sub, any property formerly owned by Service Company A and/or Service Company B, as applicable, shall be excluded from the Collateral hereunder.

           7. The definition of "Total Beds Occupied Ratio" is hereby amended by deleting the words "and managed by a Credit Party or Management Opco" immediately following the words "owned by a Credit Party" and replacing them with the words "Service Company A or Service Company B and managed by a Credit Party, Management Opco, Service Company A or Service Company B" in the fourth line thereof.

        e. Section 3.3(b)(iv) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 3.3(b)(iv):

        "(iv) Agecroft Securitization. Notwithstanding the foregoing, the Net Cash Proceeds received by the Borrower or any other Credit Party in connection with the Agecroft Securitization shall be immediately applied to the repayment of the Revolving Loans and (a) the Revolving Committed Amount shall be simultaneously permanently reduced by fifty percent (50%) of the aggregate amount of such Net Cash Proceeds (as contemplated in the definition of Revolving Committed Amount) and (b) in addition to the reduction in the Revolving Committed Amount set forth in clause (a) above, but without resulting in a further such reduction, the Availability Reserve then in effect shall be simultaneously increased by an amount equal to twenty-five percent (25%) of the aggregate amount of such Net Cash Proceeds until such time as the Aggregate Required Lenders shall otherwise agree in writing."

        f. Section 3.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 3.17:

        "3.17 ADDITIONAL CONSIDERATION.

               (a) Without diminishing or otherwise affecting the provisions of
        Section 3.1 or the other provisions of this Section 3.17, and in consideration for the consents, waivers and amendments contained in the Waiver and Amendment, all Loans under this Credit Agreement shall bear interest at a per annum rate of 0.50% greater than the rate that would otherwise be applicable (by way of example only, 9.00% in lieu of 8.50%).

               (b) Without diminishing or otherwise affecting the provisions of
        Section 3.1 or the other provisions of this Section 3.17, and in consideration for the consents and amendments contained in the Consent and Amendment, commencing on July 1, 2001, all loans under this Credit Agreement shall bear interest at a per annum rate 0.25% greater than the rate that would otherwise be applicable (by way of example only, 9.25% in lieu of 9.00%), unless and until such time as the Borrower shall have prepaid after the date of the Consent and Amendment
        (whether voluntarily or as required by the terms and conditions of this Credit Agreement) the Loans in an amount equal to or greater than

          $100,000,000 and applied such prepayments in accordance with Section 3.3(b)(iii), at which such time such 0.25% increase shall automatically terminate; provided that (i) any portion of the Net Cash Proceeds received by the Borrower or any Credit Party in connection with the Agecroft Securitization that is applied to the permanent reduction of the Revolving Committed Amount in accordance with Section 3.3(b)(iv)(a) shall be treated, for purposes of this Section 3.17(b) only, as if such Net Cash Proceeds had been applied in accordance with
          Section 3.3(b)(iii); and (ii) as of October 1, 2001, this Section 3.17(b) shall have no further force or effect.

               (c) Without diminishing or otherwise affecting the provisions of
          Section 3.1 or this Section 3.17, and in consideration for the consents and amendments contained in the Consent and Amendment, commencing on October 1, 2001, all Loans under this Credit Agreement shall bear interest at a per annum rate 0.50% greater than the rate that would otherwise be applicable (by way of example only, 9.50% in lieu of 9.00%), unless and until such time as the Borrower shall have prepaid after the date of the Consent and Amendment (whether voluntarily or as required by the terms and conditions of this Credit Agreement) the Loans in an amount equal to or greater than $200,000,000.00, inclusive of all amounts prepaid in satisfaction of
          Section 3.17(b) above, and applied such prepayments in accordance with
          Section 3.3(b)(iii), at which such time such 0.50% increase shall automatically terminate; provided that any portion of the Net Cash Proceeds received by the Borrower or any Credit Party in connection with the Agecroft Securitization that is applied to the permanent reduction of the Revolving Committed Amount in accordance with Section 3.3(b)(iv)(a) shall be treated, for purposes of this Section 3.17(c) only, as if such Net Cash Proceeds had been applied in accordance with
          Section 3.3(b)(iii)."

          g. Section 7.1(b)(iii) of the Credit Agreement is hereby amended by deleting the phrase "Prior to the consummation of the Management Opco Merger, as" in the first line thereof and replacing such phrase with the word "As".

          h. Section 7.1(c) of the Credit Agreement is hereby amended as follows:

             (i) the phrase "Section 7.11(a) and (b)" starting in the fourth line thereof is hereby deleted and replaced with the phrase "Section 7.11";

             (ii) the phrase "Sections 7.11(a)(viii) and 7.11(c)" in the twelfth line thereof is hereby deleted and replaced with the phrase "Section 7.11(vi)"; and

             (iii) the phrase "accompanied by a report setting forth, on a facility by facility basis, the Total Beds Occupied Ratio for such month" is added immediately following the phrase "Unrestricted Subsidiary, as applicable)" and immediately preceding the period at the end thereof.

          i. Section 7.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 7.11:

          "7.11 FINANCIAL COVENANTS.

               (i) Maximum Total Leverage. At all times the ratio of Total Indebtedness to Post Merger EBITDA of the Consolidated Parties for the immediately preceding four full fiscal quarters ("LTM Post Merger EBITDA") shall be equal to or less than the ratio set forth below for such fiscal quarter, provided that for any fiscal quarter after fiscal year 2001, such ratio shall be equal to or less than 6.00:1.00. For purposes of determining compliance with this Section 7.11 (i), during the third quarter of 2000, LTM Post Merger EBITDA shall be $133,700,000.

                   -----------------------------------------------------
                        Fiscal Quarter                   Ratio

                   -----------------------------------------------------
                   Q3 - 2000:                                 8.80:1.00

                   -----------------------------------------------------
                   Q4 - 2000:                                 8.15:1.00

                   -----------------------------------------------------
                   Q1 - 2001:                                 7.80:1.00

                   -----------------------------------------------------
                   Q2 - 2001:                                 7.10:1.00

                   -----------------------------------------------------
                   Q3 - 2001:                                 6.10:1.00

                   -----------------------------------------------------
                   Q4 - 2001:                                 6.00:1.00

                   -----------------------------------------------------

               (ii) Post Merger Interest Coverage Ratio. The Post Merger Interest Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be equal to or greater than the ratio set forth below for such fiscal quarter, provided that for any fiscal quarter after fiscal year 2001, such ratio shall be equal to or greater than 1.35:1.00. For purposes of determining compliance with this Section 7.11(ii), (A) during the third quarter of 2000 and the fourth quarter of 2000, all necessary calculations for the immediately preceding twelve month period shall be determined by multiplying the applicable component of the Post Merger Interest Coverage Ratio for the third or fourth quarter of 2000, as applicable, by four, (B) during the first quarter of 2001, all necessary calculations for the immediately preceding twelve month period shall be determined by multiplying (i) the sum of the applicable component of the Post Merger Interest Coverage Ratio for the fourth quarter of 2000 plus such component for the first quarter of 2001 by (ii) two, and (C) during the second quarter of 2001, all necessary calculations for the immediately preceding twelve month period shall be determined by multiplying (i) the sum of the applicable component of the Post Merger Interest Coverage Ratio for the fourth quarter of 2000 plus such component for the first quarter of 2001 plus such component for the second quarter of 2001 by (ii) four-thirds.

                   -----------------------------------------------------
                         Fiscal Quarter                  Ratio

                   -----------------------------------------------------
                   Q3 - 2000:                                 0.95:1.00

                   -----------------------------------------------------
                   Q4 - 2000:                                 1.25:1.00

                   -----------------------------------------------------
                   Q1 - 2001:                                 1.30:1.00

                   -----------------------------------------------------
                   Q2 - 2001:                                 1.30:1.00

                   -----------------------------------------------------
                   Q3 - 2001:                                 1.35:1.00

                   -----------------------------------------------------
                   Q4 - 2001:                                 1.35:1.00

                   -----------------------------------------------------

               (iii) Fixed Charge Coverage. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be equal to or greater than the ratio set forth below for such fiscal quarter, provided that for any fiscal quarter after fiscal year 2001, such ratio shall be equal to or greater than 1.10:1.00. For purposes of determining compliance with this Section 7.11(iii), (A) during the third quarter of 2000 and the fourth quarter of 2000, all necessary calculations for the immediately preceding twelve month period shall be determined by multiplying the applicable component of the Fixed Charge Coverage Ratio for the third or fourth quarter of 2000, as applicable, by four, (B) during the first quarter of 2001, all necessary calculations for the immediately preceding twelve month period shall be determined by multiplying (i) the sum of the applicable component of the Fixed Charge Coverage Ratio for the fourth quarter of 2000 plus such component for the first quarter of 2001 by
          (ii) two, and (C) during the second quarter of 2001, all necessary calculations for the immediately preceding twelve month period shall be determined by multiplying (i) the sum of the applicable component of the Fixed Charge Coverage Ratio for the fourth quarter of 2000 plus such component for the first quarter of 2001 plus such component for the second quarter of 2001 by (ii) four-thirds.

                   ----------------------------------------------------
                         Fiscal Quarter                 Ratio

                   ----------------------------------------------------
                   Q3 - 2000:                                0.65:1.00

                   ----------------------------------------------------
                   Q4 - 2000:                                1.05:1.00

                   ----------------------------------------------------
                   Q1 - 2001:                                1.10:1.00

                   ----------------------------------------------------
                   Q2 - 2001:                                1.10:1.00

                   ----------------------------------------------------
                   Q3 - 2001:                                1.10:1.00

                   ----------------------------------------------------
                   Q4 - 2001:                                1.10:1.00

                   ----------------------------------------------------

               (iv) Total Indebtedness to Total Capitalization. At all times the ratio of Total Indebtedness to Total Capitalization shall be equal to or less than 0.55:1.00. For purposes of determining compliance with this Section 7.11(iv), (A) during the third quarter of 2000, in connection with the Change in Tax Status, the Borrower shall be entitled to make a permanent positive adjustment to retained earnings in an amount equal to the lesser of (x) the aggregate of any reductions in retained earnings that are caused directly by recognizing deferred tax liabilities and/or valuation allowances recorded against deferred tax assets in accordance with FSAS No. 109 and (y) $200,000,000, and (B) during the fourth quarter of 2000, the Borrower shall be entitled to make a permanent positive adjustment to retained earnings in an amount equal to the lesser of (x) the aggregate of any reductions in the carrying value of any assets to fair market value and/or net realizable value and any non-cash charges related solely to the Management Opco Merger, each as determined in accordance with GAAP and (y) $600,000,000.

               (v) Minimum Post Merger EBITDA. As of the last day of each fiscal quarter of the Consolidated Parties, Post Merger EBITDA shall be equal to or greater than the amount indicated below for such fiscal quarter, provided that for any fiscal quarter after fiscal year 2001, Post Merger EBITDA shall be equal to or greater than $44,200,000.

                   --------------------------------------------------------
                         Fiscal Quarter                     Amount

                   --------------------------------------------------------
                   Q3 - 2000:                                  $33,200,000

                   --------------------------------------------------------
                   Q4 - 2000:                                  $42,200,000

                   --------------------------------------------------------
                   Q1 - 2001:                                  $45,600,000

                   --------------------------------------------------------
                   Q2 - 2001:                                  $41,400,000

                   --------------------------------------------------------
                   Q3 - 2001:                                  $44,300,000

                   --------------------------------------------------------
                   Q4 - 2001:                                  $44,200,000

                   --------------------------------------------------------

          Pro Forma Adjustments: The financial covenants contained in (i) through (v) above shall be calculated as if the Management Opco Merger had occurred on the first of day of such fiscal quarter.

               (vi) Total Beds Occupied Ratio. At the end of each calendar month the average of the Total Beds Occupied Ratios for each of the immediately preceding three calendar months shall be equal to or greater than the amount indicated below for such calendar month.

                   -----------------------------------------------------
                           Month                            Ratio

                   -----------------------------------------------------
                   June 2000                                      74.0%
                   -----------------------------------------------------
                   July 2000                                      75.0%
                   -----------------------------------------------------
                   August 2000                                    76.0%
                   -----------------------------------------------------
                   September 2000                                 79.0%
                   -----------------------------------------------------
                   October 2000                                   84.0%
                   -----------------------------------------------------
                   November 2000                                  85.0%
                   -----------------------------------------------------
                   December 2000                                  86.0%
                   -----------------------------------------------------
                   January 2001                                   86.0%
                   -----------------------------------------------------
                   February 2001                                  86.0%
                   -----------------------------------------------------
                   March 2001                                     87.0%
                   -----------------------------------------------------
                   April 2001                                     87.0%
                   -----------------------------------------------------
                   May 2001                                       87.0%
                   -----------------------------------------------------
                   June 2001                                      87.0%
                   -----------------------------------------------------
                   July 2001                                      88.0%
                   -----------------------------------------------------
                   August 2001                                    88.0%
                   -----------------------------------------------------
                   September 2001                                 88.0%
                   -----------------------------------------------------
                   October 2001                                   88.0%
                   -----------------------------------------------------
                   November 2001                                  88.0%
                   -----------------------------------------------------
                   December 2001, and thereafter                  88.0%

                   -----------------------------------------------------

        j. Section 7.22 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 7.22:

        "7.22  CAPITAL RAISING EVENT.

        The Borrower will use commercially reasonable efforts to complete the Capital Raising Event on or before June 30, 2001. Subject to the limitations set forth in the definition of "Capital Raising Event," upon receipt of the Net Cash proceeds of any transaction contemplated in clauses (i) and (ii) of the definition of "Capital Raising Event," the Borrower will (a) immediately apply seventy-five percent (75%) of such Net Cash Proceeds to the repayment of the Loans in accordance with Sections 3.3(b)(ii) and (iii) and (b) immediately apply the remaining twenty-five percent (25%) of such Net Cash Proceeds to the repayment of the Revolving Loans. Simultaneously, the Availability Reserve then in effect shall be increased by an amount equal to the portion of such Net Cash Proceeds applied to the repayment of the Revolving Loans pursuant to clause (b) above until such time as the Capital Raising Event is complete. Upon the completion of the Capital Raising Event, the Availability Reserve shall immediately be reduced to the extent of any increases occasioned by this Section 7.22."

        k. Section 7 of the Credit Agreement is hereby further amended by adding, immediately following Section 7.23, the following new Section 7.24:

        "7.24    MANAGEMENT CONTRACT.

        The Borrower will, no later than December 31, 2000, (i) enter into an agreement with Management Sub, in form and substance satisfactory to the Aggregate Required Lenders, pursuant to which the Borrower will (A) permit Management Sub to manage and operate such prison facilities as are then or thereafter owned by the Borrower and then or thereafter managed by Management Sub or (B) lease to Management Sub such prison facilities as are then or thereafter owned by the Borrower and then or thereafter managed by Management Sub, in either case, in exchange for a fee to be paid from Management Sub to the Borrower, and (ii) simultaneously therewith, pledge such agreement and the proceeds to be received thereunder to the Administrative Agent as additional Collateral for the Obligations, in a manner satisfactory to the Administrative Agent."

        l. Section 8.4(f) of the Credit Agreement is hereby amended by adding the words "or Management Sub" immediately following the words "into the Service Company Subs" and immediately preceding the words "provided that".

        m. Section 8.4(f)(i) of the Credit Agreement is hereby amended by adding the words "or Management Sub" immediately following the words "the Service Company Subs" and immediately preceding the words "each shall be the continuing".

        n. Section 8.18 of the Credit Agreement is hereby amended by deleting clause (ii) in its entirety and replacing it with the following new clause (ii):
"(ii) subject to the limitations set forth in the definition of "Capital Raising Event," after completion of the Capital Raising Event, Build-to-Suit Capital Expenditures not exceeding twenty-five percent (25%) of the Net Cash Proceeds thereof (with the remaining seventy-five percent (75%) being applied in accordance with Sections 3.3(b)(ii) and (iii))," in the fifth through eighth lines thereof.

        o. Section 9.1(p) of the Credit Agreement is hereby amended by deleting the words "prior to the appointment of and commencement of duties by the New CEO" in the first and second lines thereof.

        p. Section 9.1(q) of the Credit Agreement is hereby amended by deleting the words "November 15, 2000" in the second line thereof and replacing them with the words "December 31, 2000".

        q. Section 9.1(t) of the Credit Agreement is hereby amended by deleting the words "prior to the appointment of and commencement of duties by the New CEO" in the first and second lines thereof.

        r. Section 9.1(v) of the Credit Agreement is hereby amended by deleting the words "December 31, 2000" and replacing them with the words "June 30, 2001".

        s. Section 11.1 of the Credit Agreement is hereby amended by replacing the name "Thomas W. Beasley" with the name "John Ferguson" in the address block for the Credit Parties therein.

     4. Conditions to Effectiveness. The effectiveness of this Agreement is conditioned upon satisfaction of the following conditions precedent:

        a. the Administrative Agent shall have received signed written authorization from the Required Lenders and Required Tranche C Term Lenders to execute this Agreement, and shall have received counterparts of this Agreement signed by the Borrower and the other Credit Parties;

        b. each of the representations and warranties in Section 5 below shall be true and correct in all material respects;

        c. after giving effect to the consents set forth in Section 2 hereof, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement or any other Credit Document;

        d. in consideration of the consents and amendments contained in this Agreement, the Borrower shall have paid to the Administrative Agent on the Amendment Effective Date, for the pro rata account of the Lenders, a fee equal to 0.05% of the sum of the Revolving Committed Amount, the outstanding Term Loans and the outstanding Tranche C Term Loans;

        e. the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented, on or before the Amendment Effective Date;

        f. the Administrative Agent and the Lenders shall have received legal opinions from (i) the Borrower's New York counsel reasonably satisfactory to the Administrative Agent, (ii) Miles & Stockbridge, (iii) Stokes Bartholomew Evans & Petree and (iv) other counsel requested by the Administrative Agent, each in form and substance reasonably satisfactory to the Administrative Agent, dated as of the Amendment Effective Date and addressed to each of the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Agent, the Lead Arranger and the Lenders;

        g. the Required Lenders and the Required Tranche C Term Lenders shall be satisfied with the continued perfection and priority of the Liens of the Administrative Agent on the Collateral and will have received such title insurance endorsements and other documents and agreements as they may reasonably require;

        h. the Administrative Agent shall have received satisfactory evidence that the execution, delivery and performance of this Agreement (including, without limitation, the amendments to the Credit Agreement contained herein) have been duly approved by all necessary corporate action of each Credit Party; and

        i. the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

     5. Representations and Warranties. The Borrower and each of the other Credit Parties represents and warrants to the Administrative Agent and the Lenders as follows:

        a. Authority. Each of the Credit Parties has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). The execution, delivery and performance by the Borrower and each other Credit Party of this Agreement, the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such Person and no other corporate proceedings on the part of each such Person are necessary to consummate such transactions (except as expressly contemplated hereby and thereby).

        b. Enforceability. This Agreement has been duly executed and delivered by the Borrower and the other Credit Parties. Each of this Agreement and, after giving effect to this Agreement, the Credit Agreement and the other Credit Documents is the legal, valid and binding obligation of each Credit Party hereto and thereto, enforceable against such Credit Party in accordance with its terms, and is in full force and effect. Neither the execution, delivery or performance of this Agreement or of the Credit Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral. The Borrower's name change from "Prison Realty Trust, Inc.," to "Corrections Corporation of America" has not adversely affected the enforceability of any of the Credit Documents or the creation, perfection or priority of any of the Administrative Agent's Liens on the Collateral. The consents and amendments with respect to the Credit Agreement contained herein have been validly approved as required under Section 11.6 and 11.6A of the Credit Agreement and such consents and amendments are binding on the Lenders.

        c. Representations and Warranties. After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the other Credit Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

        d. No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including, without limitation, the Management Opco Merger, the Service Company Mergers and the Service Company

Agreements), nor performance of and compliance with the terms and provisions hereof by such Credit Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation
X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound (including, without limitation, the Senior Notes Indenture, the MDP Note Purchase Agreement, the PMI Note Purchase Agreement and the Management Opco Credit Agreement), except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

        e. No Default. After giving effect to the consents set forth in
Section 2 hereof, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement or any other Credit Document.

     6. Reference to and Effect on Credit Agreement.

        a. Upon and after the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

        b. Except as specifically modified above, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Credit Party Obligations under and as defined therein, in each case as modified hereby. The consents contained in Section 2 of this Agreement are limited to the specific facts and circumstances set forth therein and shall not operate as a waiver of, or a consent to any variation from, any other provision of the Credit Agreement or any other Credit Document.

        c. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.

     7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this

Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

     8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     10. Release of Claims. Each of the Credit Parties, hereby acknowledges and agrees that it does not have any defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever arising out of the Credit Agreement or the other Credit Documents that can be asserted to reduce or eliminate all or any part of the liability of such Credit Party to repay any Secured Party, as provided in the Credit Agreement and the other Credit Documents, or to seek affirmative relief or damages of any kind or nature from any Secured Party arising out of the Credit Agreement or the other Credit Documents. Each Credit Party hereby voluntarily and knowingly releases and forever discharges each of the Secured Parties, and each Secured Party's predecessors, agents, employees, successors and assigns, from all possible claims, demands, actions, causes of action, damages, costs, or expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the effective date of this Agreement, which such Credit Party may now or hereafter have against any such Secured Party, and such Secured Party's predecessors, agents, employees, successors and assigns, if any, in each case arising out of the Credit Agreement or the other Credit Documents, irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, the exercise of any rights and remedies under the Credit Agreement or the other Credit Documents, and the negotiation and execution of this Agreement.

     To the extent that such laws may be applicable, the Credit Parties waive and release any right or defense which they might otherwise have under any law of any applicable jurisdiction which might limit or restrict the effectiveness or scope of any of their waivers or releases hereunder.


                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                 CORRECTIONS CORPORATION OF
                                 AMERICA (f/k/a Prison Realty Trust, Inc.), a Maryland corporation

                                 By: /s/ John D. Ferguson
                                     -------------------------------------------
                                     Name: John D. Ferguson
                                     Title: President


                                 PRISON REALTY MANAGEMENT, INC.,

                                 a Tennessee corporation

                                 By: /s/ John D. Ferguson
                                     -------------------------------------------
                                     Name: John D. Ferguson
                                     Title: President


                                 CCA OF TENNESSEE, INC. (f/k/a CCA
                                 Acquisition Sub, Inc.), a Tennessee corporation

                                 By: /s/ Brent Turner
                                     -------------------------------------------
                                     Name: Brent Turner
                                     Title: Secretary


                                 PMSI ACQUISITION SUB, INC.,
                                 a Tennessee corporation

                                 By: /s/ Brent Turner
                                     -------------------------------------------
                                     Name: Brent Turner
                                     Title: Secretary

                                 JJFMSI ACQUISITION SUB, INC.,
                                 a Tennessee corporation

                                 By: /s/ Brent Turner
                                     -------------------------------------------
                                     Name: Brent Turner
                                     Title: Secretary


                                 TRANSCOR AMERICA, LLC,
                                 a Tennessee limited liability company

                                 By: /s/ T. Don Hutto
                                     -------------------------------------------
                                     Name: T. Don Hutto
                                     Title: Chief Manager


                                 CCA INTERNATIONAL, INC.,
                                 a Tennessee corporation

                                 By: /s/ Brent Turner
                                     -------------------------------------------
                                     Name: Brent Turner
                                     Title: Secretary


                                 TECHNICAL AND BUSINESS
                                 INSTITUTE, INC., a Tennessee corporation

                                 By: /s/ Brent Turner
                                     -------------------------------------------
                                     Name: Brent Turner
                                     Title: Secretary


                                 LEHMAN COMMERCIAL PAPER INC.,
                                 as Administrative Agent, on behalf of the Required Lenders and the Required Tranche C Term Lenders

                                 By: /s/ Authorized Signatory
                                     -------------------------------------------
                                     Name:
                                     Title:

                                   EXHIBIT A


                   Revised Schedule 6.15 to Credit Agreement



                            [intentionally omitted]












                                      E-1